UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 10, 2015 (Date of earliest event reported:  April 24, 2015)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on April 28, 2015 by RBC Bearings Incorporated (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company’s acquisition of the Sargent Aerospace and Defense (“SAD”) business as substantially described in the Purchase Agreement on April 24, 2015.  The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited combined financial statements of SAD as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the unaudited combined financial statements of SAD as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and the consent of the independent auditors are filed as Exhibits 99.2 and 23.1 hereto, respectively, and are incorporated by reference herein.

(b) Pro forma financial information

On April 24, 2015, the Company completed its acquisition of SAD.  The following pro forma financial information is filed as Exhibit 99.3 hereto and is incorporated by reference herein:

1) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 28, 2015.

2) Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended March 28, 2015.

3) Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(c) Not Applicable

(d) Exhibits. The following are being filed herewith:

Exhibit 10.1        Credit Agreement, dated April 24, 2015, among Roller Bearing Company of America, Inc. as Borrower, RBC Bearings Incorporated and various Lenders signatory thereto.*

Exhibit 10.2        Guarantee, dated April 24, 2015, by and between RBC Bearings Incorporated, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as Administrative Agent. *

Exhibit 10.3        Security Agreement, dated April 24, 2015, by and between Roller Bearing Company of America, Incorporated, RBC Bearings Incorporated, the subsidiary grantors party thereto and Wells Fargo Bank, National Association, as Collateral Agent for the benefit of the Secured Creditors. *

Exhibit 10.4       Pledge Agreement, dated April 24, 2015, by and between Roller Bearing Company of America, Incorporated, RBC Bearings Incorporated, the subsidiary pledgors party thereto and Wells Fargo Bank, National Association, as Collateral Agent for the benefit of the Secured Creditors.*

Exhibit 23.1        Consent of PricewaterhouseCoopers LLP, Independent Auditors.

Exhibit 99.1        Company Press Release, dated April 24, 2015. *

Exhibit 99.2        The audited combined financial statements of SAD as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the unaudited combined financial statements of SAD as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

Exhibit 99.3        Unaudited Pro Forma Condensed Combined Financial Information.

*Previously filed

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 10, 2015

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary

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